Exhibit 99.1

RESTRICTED STOCK AWARD AGREEMENT

            THIS AGREEMENT (the "Agreement") is entered into as of this ___ day of _________, ____, between Greenville First Bancshares, Inc., a South Carolina corporation (the "Company"), and _____________________________ (the "Grantee").

Background:

A.        The 2006 Greenville First Bancshares, Inc. Restricted Stock Plan (the "Plan") was approved and adopted by the Company's shareholders at the annual meeting of shareholders on May 17, 2006.

B.         The Compensation Committee of the Company's Board of Directors duly approved the grant of restricted shares of the Company's common stock, par value $0.01 per share ("the Common Stock"), to the Grantee on the terms described in this Agreement, and in consideration of the issuance of such restricted shares, the Grantee intends to remain in the employ of the Company.

            NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the premises and the mutual covenants contained herein, the Company and the Grantee agree as follows.

1.                  RESTRICTED STOCK.

1.1       Grant of Restricted Stock.

(a)                The Company hereby grants to the Grantee (________) shares of Common Stock (the "Restricted Stock"), subject to the restrictions described in Paragraph 1.2 of this Agreement.  The parties acknowledge that the number of shares specified in the preceding sentence was calculated by dividing (x) the specified dollar value of $________ for such grantee by (y) the closing price of the Company's common shares listed on the NASDAQ National Market as of the date on which the restricted shares were granted (provided that the number of shares has been rounded to the nearest whole number).  As the restrictions set forth in Paragraph 1.2 of this Agreement lapse in accordance with the terms of this Agreement as to all or a portion of the Restricted Stock, such shares shall no longer be considered Restricted Stock for purposes of this Agreement.

(b)                The Company hereby directs that a stock certificate or certificates representing the shares of the Restricted Stock shall be registered in the name of and issued to the Grantee.  Such stock certificate or certificates shall be subject to such stop-transfer orders and other restrictions as the Company may deem necessary or advisable under applicable federal and state securities laws, and the Company may cause legends to be placed on such certificate or certificates to make appropriate reference to such restrictions.

(c)                The Company shall not be required to deliver any certificate for shares of Restricted Stock granted under this Plan until all of the following conditions have been fulfilled:

(i)                 the admission of such shares to listing on all stock exchanges on which the Common Stock is then listed;

(ii)               the completion of any registration or other qualification of such shares that the Company deems necessary or advisable under any federal or state law or under the rulings or regulations of the SEC or any other governmental regulatory body; and

(iii)             the obtaining of any approval or other clearance from any federal or state governmental agency or body that the Company determines to be necessary or advisable.

1.2       Restrictions.

(a)                The Grantee shall have all rights and privileges of a shareholder as to the Restricted Stock, including the right to vote, except that, subject to Paragraph 1.3(b) hereof, the following restrictions shall apply:

(i)                 None of the Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period (as defined below) applicable to such shares, except pursuant to rules adopted by the Company.

(ii)               (A)  Unless this subparagraph 1.2(a)(ii) is crossed out and initialed and other substitute provisions are added and initialed in the blank space below, the right to dividends on the Restricted Stock shall be treated as follows.  All dividends, if any, on the Restricted Stock shall be (x) deferred until the lapsing of the relevant restrictions and (y) held by the Company for the account of the Grantee until such lapsing.  In the event of such deferral, there shall be credited at the end of each year (or portion of it) interest on the amount of the account at the beginning of the year at a rate per annum equal to the prime rate as published from time to time in The Wall Street Journal.  Payment of deferred dividends, together with interest on those dividends, shall be made upon the lapsing of restrictions imposed on the Restricted Stock, and any dividends deferred (together with any interest on those dividends) in respect of the Restricted Stock shall be forfeited upon any forfeiture of the Restricted Stock under Paragraph 1.4.

(b)        Any attempt to dispose of Restricted Stock in a manner contrary to the restrictions set forth in this Agreement shall be ineffective.

            1.3       Restricted Period.

(a)                Unless this subparagraph 1.3(a) is crossed out and initialed and other substitute provisions are added and initialed in the blank space on the following page, the restrictions set forth in Paragraph 1.2 shall apply to the shares of Restricted Stock as follows:                               (any date on which such restrictions lapse with respect to applicable shares of Restricted Stock being referred to in this Agreement as a "Restriction Termination Date," with the period from issuance of the Restricted Stock to the Restriction Termination Date with respect to applicable shares of Restricted Stock being referred to in this Agreement as a "Restricted Period").  Any periods of leave without pay taken by the Grantee prior to an applicable Restriction Termination Date shall not be treated as credited service for purposes of vesting the stock, and the applicable Restricted Period shall be extended by the length of such periods of leave unless the Company, in its sole discretion, finds that a waiver of the extension would be in the best interests of the Company.

(b)                Notwithstanding Paragraph 1.2, the Company may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to the Restricted Stock.

(c)                Nothing in this Agreement shall preclude the Grantee from exchanging any Restricted Stock for any other shares of Common Stock that are similarly restricted.

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1.4       Forfeiture.  If the Grantee's employment with the Company or any subsidiary of the Company employing the Grantee on the date of this Agreement shall terminate for any reason during the Restricted Period with respect to applicable shares of Restricted Stock, all rights of the Grantee to the then remaining Restricted Stock (and, if applicable, any special dividends or other special distributions with respect to the Restricted Stock) shall terminate and be forfeited (except (i) as provided in Paragraph 1.3(b) or as otherwise determined by the Company pursuant to Paragraph 1.3(b), or (ii) if the Grantee is then employed by an affiliate of the Company, in which event this Agreement shall remain in effect).

1.5       Withholding.  The Company may withhold from any cash payments due from the Company to the Grantee all taxes, including social security taxes, that the Company is required or otherwise authorized to withhold with respect to the Restricted Stock granted hereunder.

1.6       2006 Greenville First Bancshares, Inc. Restricted Stock Plan.  The Grantee hereby agrees and acknowledges that the Restricted Stock and this Agreement shall be subject to the Plan, which is incorporated into this Agreement by reference in its entirety.  To the extent the terms under this Agreement conflict with the terms of the Plan, the terms of the Plan shall control.

2.         NOTICES.

            All notices or communications hereunder shall be in writing and addressed as follows:

                        To the Company:

                                    Greenville First Bancshares, Inc.

                                    112 Haywood Road

                                    Greenville, South Carolina 29607

                                    Attn:    Corporate Secretary

                        To the Grantee:

                                    To the last known address of the Grantee as appearing in the Grantee's personnel records as maintained by the Company.

3.         ASSIGNMENT.

            This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Grantee and the assigns and successors of the Company, but neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation by the Grantee except as permitted in the Plan.

4.         ENTIRE AGREEMENT; AMENDMENT; TERMINATION.

            Except as provided in Section 1.6 with respect to the Plan, this Agreement represents the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral understandings and agreements.  Subject to the provisions of the Plan, this Agreement may be amended or terminated at any time by written agreement of the parties to or as provided herein.

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5.         GOVERNING LAW.

            This Agreement and its validity, interpretation, performance and enforcement shall be governed by the substantive laws of the State of South Carolina without regard to any rules regarding conflict-of-law or choice-of-law.

6.         NO RIGHT TO CONTINUED EMPLOYMENT; EFFECT ON OTHER PLANS.

            This Agreement shall not, of itself, confer upon the Grantee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate the Grantee's employment at any time.  Income realized by the Grantee pursuant to this Agreement shall not be included in the Grantee's earnings for the purpose of any benefit plan of the entity in which the Grantee may be enrolled or for which the Grantee may become eligible unless otherwise specifically provided for in such plan.

            IN WITNESS HEREOF, the Company and the Grantee have duly executed this Agreement, as of the date written on the first page of this Agreement.

GREENVILLE FIRST BANCSHARES, INC. By: Name: Title:	GRANTEE Signature Please Print Name
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